. . . 1 The 3Q 2024 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on October 17, 2024 and the Quarterly Report on Form 10-Q filed with the SEC on October 31, 2024. Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation1 November 2024

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, changes in New York city rent regulation law, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, a failure to retain or attract employees, the effect of the Company’s rating under the Community Reinvestment Act, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on October 17, 2024 and the Quarterly Report on Form 10-Q filed with the SEC on October 31, 2024. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Overview of OceanFirst 3 Tailored Footprint Across Key Markets Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 39 branches; 8 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston and Baltimore Balance Sheet and Capital (Q1-23) Assets $13.5 billion Net Loans $10.0 billion Deposits $10.1 billion Non-performing Loans / Loans1 0.25% Tang. Equity / Tang. Assets2 9.1% CET1 Ratio 11.3% Q3-24 Loan Portfolio ($’millions) Q3-24 Deposit Base ($’millions) Core Profitability (Q1-23)2 Net Income $23.2 million EPS $0.39 Net Interest Margin (%)3 2.65% Efficiency Ratio (%) 66.0% ROAA (%) 0.69% ROTCE (%) 8.2% Corporate Overview and Market Data Balance Sheet and C it l (Q3-24) Core Profitability (Q3-24)2 Commercial Banking Centers Retail Branches $5,273 CRE Investor Owned $842 CRE Owner Occupied $661 C&I $3,003 Residential $243 Home Eq. & Consumer Note: All data presented is as of September 30, 2024. (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (3) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. $1,638 Non-interest $3,896 Interest-bearing $1,289 Money market $1,072Savings $2,221 Time deposits

. . .Proven Historical Net Interest Income and Loan Growth 4 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 250,706 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.73% YTD Sep-24 Net Interest Margin YTD Sept-24 Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 20% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,273 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,503 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,003 2015 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 243 Q3-24 1,988 3,817 3,975 5,589 6,214 7,756 8,623 9,918 193 453 511 10,195 10,022 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 31% Owner Occupied CRE / C&I CAGR 15% 334,885

. . .Successful Commercial Loan Growth and Geographic Diversification 5 49% 68% 2015 Q3-24 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography1 as of Q3-24 Emphasis on Commercial Increase of $5.8B in commercial loans since 2015 38% 30% 24% 8% New Jersey New York Philadelphia Boston & Baltimore Total: $6.8B (1) Based on location of collateral.

. . .Balanced Approach to Deposit Pricing and Growth 6 Deposit Composition ($’millions) 256 646 867 937 1,373 775 1,542 2,445 2,221 311 673 661 877 898 1,491 1,608 1,488 1,399 1,072 153 784 736 714 1,022 1,289 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 3,896 337 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,638 364 607 2017 570 2018 578 2019 2020 2021 2022 2023 Q3-24 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 2015 459 2016 10,435 10,116 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Strong Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 10,116 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 2023 Q3-24 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 53% 47% Commercial Consumer Total: $10.1B Deposit Stratification

. . .Conservative Credit Risk Profile 7 0.21% 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.19% 0.02% 0.05% 2023 0.00% 0.14% 0.02% 0.09% Q3-24 0.35% 0.52% 0.31% 0.29% 0.47% 0.22% 0.19% 0.01% 0.08% 0.05% 0.26% 0.25% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.35 0.73 0.89 2016 0.54% 0.69 0.85 2017 0.25% 0.31 0.60 0.75 2018 0.22% 2022 0.19% 0.26 0.38 0.47 2023 0.19% 0.52 0.25 Q3-242020 0.85 0.64 0.47 0.22 0.44 0.32% 0.62 0.45% 2019 0.16% 0.15% 0.73 0.64 2021 0.19 0.59 0.40 0.50 0.29 0.53 NPA/Assets NPL/Loans Peer Average NPA/Assets Peer Average NPL/Loans Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . . 96 85 118 127 147 185 250 345 347 346 7 7 8 9 9 12 13 13 14 14 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3-24 Assets per Branch Assets per FTE Operational Efficiency 8 Deposits per Branch ($’millions) (55) bps2.39% 1.79% 2015 Q3-24 Annualized Core Non-interest Expense1 to Total Avg. Assets 71 69 94 99 113 152 207 255 268 259 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3-24 3.6x Operating Efficiency ($’millions) 2 6 7 018 2 0 2 3 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. -24

. . .Business Model Strength Driving Significant Capital Return 9 $12.33 $0.49 $0.55 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 $6.95 $19.28 Q3-242013 $15.62 $15.53 $16.82 $18.42 $20.55 $21.36 $13.95 $25.61 $27.68 $29.58 $12.91 2014 $0.94 $23.60 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to: ▪ Minimally dilutive and strategic acquisitions in critical new markets ▪ Stable and competitive dividend ▪ 111th consecutive quarter ▪ Historical Payout Ratio of 30% to 40% ▪ Repurchased 87,324 shares in Q3-24 ▪ 1.6 million shares available to be repurchased ▪ Total repurchases of 1,383,238 shares in YTD Sep-24. (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. Growth Since 2013 Tangible Book Value per Share 1 56.4% Total Capital Return per Share 139.9%

. . . I N V E S T O R P R E S E N T A T I O N 10 Quarterly Earnings Update

. . .Q3-24 Financial Highlights 11 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. Financial Highlights $0.39 Core Diluted EPS (1) $82 million Net Interest Income 0.69% Core ROAA (1) 8.24% Core ROTCE (1) $0.53 Core PTPP Diluted EPS (1) 11.3% CET1 Ratio ▪ HoldCo and Bank both received Investment Grade Ratings from Moody’s, a distinction earned by only 1% of banks in America. ▪ NII hit an inflection point at quarter-end with stabilization or expansion expected in the next quarter. ▪ Increasing run-rate in operating expenses is related to two tactical non-bank acquisitions that will augment gain on sale revenue and go-forward loan growth. ▪ Asset quality metrics remain strong. Non-performing loans and loans 30 to 89 days past due as a percent of total loans were 0.25%(2) and 0.15%, respectively. ▪ Expanded funding for future loan growth by increasing deposits (excluding brokered CDs) by $323 million and maintaining a loan-to-deposit ratio <100%.

. . .Loan Portfolio Trends 12 Moderated Loan Growth in the Portfolio ($’millions) ▪ Loan growth has moderated with the expectation of low to mid-single digit annualized growth by Q4-24. ▪ Loan yields plateaued for Q3-24 and may contract slightly as our existing portfolio reprices with rate cuts. 5,334 5,354 5,323 5,325 5,273 957 944 915 858 842 652 666 677 616 661 2,928 2,980 2,965 2,978 3,003 5.30% 252 Q3-23 5.40% 251 Q4-23 5.46% 246 Q1-24 5.46% 242 Q2-24 Q3-24 10,124 10,195 10,126 10,019 5.46% 10,022 243 Average Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor Owned

. . .Diversified CRE Portfolio with Conservative Risk Profile ▪ Underlying collateral is diversified. ▪ Low concentration in the Multi-Family portfolio, which represents 7% of total assets. ▪ Maturity wall is modest and has a minimal impact: Our CRE investor owned maturity wall, totaling $820 million (or 8% of total loans), is set to mature in 2024 and 2025 with weighted average rates of 5.74% and 4.81%, for each respective cohort. ▪ A repricing analysis was performed on the vast majority of the CRE Investor and Construction portfolio. Results indicated the borrowers continue to service debt without unusual stress. ▪ The weighted average DSCR of loans after stressing the portfolio at an interest rate of 7% is 1.49x(3) . 13 CRE Investor Owned Portfolio by Geography Notes: • All data represents CRE Investor balances and Construction, excluding purchase accounting marks as of September 30, 2024, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of September 30, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. • WA rate includes borrower fixed rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps. Footnotes: (1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other. (2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units. (3) Includes DSCR for income producing Construction. 32% 27% 25% 9% NY PA/DE NJ 3% MA 3% MD/DC Other De minimis underlying concentrations: • NYC rent-regulated2 multi- family: $33.2 million • NYC Office Central Business District (CBD): $7.0 million CRE Investor Owned - Maturity Wall Balance Weighted Average % of Maturity Year ($'millions) Rate LTV DSCR Loans 2024 182 5.74 63.43 1.46 1.82% 2025 638 4.81 55.84 1.74 6.37% Total 820 5.02 57.53 1.68 8.18% CRE Investor Owned - Collateral Details $'millions CRE: Investor Owned % of Total WA LTV WA DSCR Office 1,076 23.3% 56.8 1.75 Retail 1,072 23.2% 53.7 1.97 Multi-Family 886 19.2% 62.8 1.67 Industrial / Warehouse 700 15.2% 49.2 2.05 Hospitality 173 3.7% 48.0 1.99 Other (1) 703 15.3% 44.8 1.86 CRE: Investor Owned 4,611 100.0% 53.9 1.86 Construction 662 CRE IO and Construction Total 5,273

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 14 Non-Performing Loans and Assets ($’000)(1) Special Mention and Substandard Loans ($’000) Note #1: At September 30, 2024, of the Special Mention loans and Substandard loans represented above, 91.4% and 84.5% were current on payments, respectively. Note #2: Peer data is on a one quarter lag. (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. Criticized loans as a % of total loans remain low at 1.89% as of Q3-24 compared to 2.06% as of Q4-19 (pre-pandemic). 0.20%0.27% 0.20% 8,783 Q3-23 0.26% 0.19% 8,783 Q4-23 0.31% 0.23% 8,783 Q1-24 0.31% 0.23% 7,183 Q2-24 0.25% 0.19% Q3-24 NPL to total loans NPA to total assets NPL - single CRE relationship Non-performing loans 22,70318,138 17,582 86,596 106,551 98,240 92,847 103,384 44,940 40,386 69,283 49,767 85,721 2.70% 1.30% Q3-23 2.96% 1.44% Q4-23 2.99% 1.65% Q1-24 3.45% 1.42% Q2-24 1.89% Q3-24 Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard OCFC 10-Year (2014-2023) Average Criticized Loans / Total Loans = 2.40% 23,398 In Q3-23, the Bank charged-off $8 million on a single CRE credit relationship. In Q2-24, the Bank charged off an additional $1.6 million relating to the same relationship. The remaining value of the underlying property for this credit was liquidated in Q3-24. 25,252

. . .Quarterly Credit Trends (2 of 2) 15 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.09% 0.63% Q3-23 0.07% 0.66% Q4-23 0.07% 0.66% Q1-24 0.06% 0.69% Q2-24 0.06% 0.69% Q3-24 0.72% 0.73% 0.73% 0.75% 0.75% PCD & General Credit Marks ACL 10,283 3,153 591 3,114 517 8,271 35 349 1,452 -88 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Provision Expense Net Charge-offs (Recoveries)

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 16 ▪ From 2006 to Q3-24, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 7 bps per year compared to 70 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to Q3-24, peak CRE net charge-offs to average CRE loans for OCFC totaled 47 bps in 2020, related to proactively de- risking our balance sheet. Peak CRE charge-offs for commercial banks between $10 - $50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 Q2-24 Q3-24 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q3-24 were minimal, totaling $37 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . .Deposit Trends 17 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. ▪ Non-maturity deposits increased by $269 million (or 3.5%) from the prior quarter. ▪ High yield savings declined by $33 million from the previous quarter as this portfolio was repriced. ▪ The decrease in Q3-24 time deposits was primarily driven by brokered CD run-off of $201 million, partly offset by retail CD growth of $60 million. Shift in Deposit Mix to Drive Retention ($’millions) 35.00% 2.02% Q3-23 38.00% 2.21% Q4-23 40.00% 2.31% Q1-24 42.00% 2.40% Q2-24 2.38% Q3-24 Deposit Beta (1) Cost of Deposits (Spot) 2,654 2,445 2,320 2,368 2,221 860 1,022 1,151 1,210 1,289 1,484 1,399 1,260 1,116 1,072 3,709 3,912 3,866 3,668 3,896 1,827 1,657 1,640 1,633 1,638 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 10,534 10,435 10,237 9,994 10,116 Non-Int. Bearing Int. Bearing Checking Savings Money Market Time Deposits Deposit Beta and Cost Trend 35% % 40% 42%Cost of Deposits Type of Account Q3-24 Avg. Sep 30 Spot Int. Bearing Checking 2.24% 2.27% Money Market 3.63% 3.37% Savings 0.81% 0.81% Time Deposits 4.58% 4.47% Total (incl. non-int. bearing) 2.44% 2.38%

. . .Net Interest Income and Net Interest Margin Trends 18 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge 2.91% 2.85% Q3-23 2.82% 2.77% Q4-23 2.81% 2.77% Q1-24 2.71% 2.67% Q2-24 2.67% 2.65% Q3-24 NIM Core NIM Net Interest Income ($’000) 90,996 Q3-23 87,824 Q4-23 86,224 Q1-24 82,263 Q2-24 82,219 Q3-24 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. ▪ Remaining disciplined on deposit pricing and managing funding costs. Q2-24 NIM -0.02 Rate environment, change in balances and funding mix, and other -0.02 Impact of purchase accounting Q3-24 NIM 2.71% 2.67% Tailwinds ▪ Deposit rate pressure easing with 9/30/24 spot rates lower than our quarterly average.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 19 Core Non-Interest Expense (1) ($’000) 8,411 7,999 7,761 8,377 9,512 5,258 2,858 2,732 2,161 1,970 6,086 6,430 5,956 6,018 5,940 2,557 2,723 2,717 2,685 2,618 6,638 6,390 6,329 6,243 6,183 35,534 32,126 32,759 33,136 35,844 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 64,484 58,526 58,254 58,620 62,067 Compensation & employee benefits Occupancy & Equipment FDIC & regulatory assessments Data processing Professional fees Other Opex 64.29% Q3-23 60.02% Q4-23 61.05% Q1-24 63.47% Q2-24 66.00% Q3-24 1.88% 1.71% 1.73% 1.75% 1.84% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2)Other Opex includes marketing, check card processing, amortization of CDI, and other expenses. ▪ Q3-24 core non-interest expenses increased by $3.4 million (or 5.9%) from the prior quarter to $62.1 million. Of this, $1.6 million related to new strategic investments. ▪ We expect an increase in operating expenses in Q4-24 of ~$5 million driven by two tactical non-bank acquisitions. (2)

. . .Generating Consistent Returns 20 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA1, ROTE1, and ROTCE1 • Tangible book value per common share increased by $1.35 (or 8%) compared to the same quarter last year. • Capital remains strong and above “well capitalized” levels. • Repurchased 87,324 shares in the quarter totaled $1.4 million. • Share repurchase authorization totaling 1.6 million shares outstanding. Capital Management ($’millions) 17.93 18.35 18.63 18.93 19.28 27.56 27.96 28.32 28.67 29.02 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Book Value per Share Tangible Book Value per Common Share 6.54% 6.88% 0.54% Q3-23 9.20% 9.67% 0.77% Q4-23 8.91% 9.36% 0.76% Q1-24 7.86% 8.26% 0.68% Q2-24 7.85% 8.24% 0.69% Q3-24 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 15 5 8.64% 10.40% 0 Q3-23 8.80% 10.90% 0 Q4-23 8.92% 11.00% Q1-24 9.08% 11.20% Q2-24 9.10% 11.30% 1 Q3-24 Tangible Stockholders’ Equity to Tangible Assets1 CET1 Share Repurchases Common Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 10.4% 10.9% 11.0 . % 1.3

. . .Management 2024 Outlook 21 Loans Deposits Operating Expenses Net Interest Income Capital • We expect low to mid-single digit annualized growth in Q4-24. • Maintain loan-to-deposit ratio ~100% for the entire year. • Continued mix shift may pressure funding costs. Low to mid-single digit annualized growth in Q4-24 Growth consistent with loan growth Increase to run-rate Stabilization / inflection upward in Q4-24 Robust CET1 ratio (>10%) Guidance Key Assumptions / Commentary • Increase of approximately $5 million per quarter from two tactical non-bank acquisitions. • Both acquisitions expected to be accretive to earnings no later than Q1-25 with minimal TBV dilution. • We expect to maintain our common equity tier 1 ratio above 10%. • Further share repurchases dependent on other capital deployment opportunities. • Stabilization is subject to interest rates, loan growth, and funding trends. • Stable to modest improvement subject to expected growth and interest rate trends. Other Income Growth in Q4-24 • Growth subject to production volumes and gain on sale in mortgage banking, resulting from $2-3 million increased quarterly expenses related to one acquisition.

. . . I N V E S T O R P R E S E N T A T I O N 22 Appendix

. . .Conservative Risk Profile of CRE IO Office & Construction 23 Portfolio Highlights • 96% of Office & Construction loans are pass- rated (not classified or criticized). • 93% of Office & Construction loans are classified as non-Central Business District loans. • CBD loans comprise <1% of total assets and have a weighted average LTV of 64.1 and weighted average DSCR of 1.86. • Office portfolio is primarily secured by small properties with >70% of the portfolio secured by properties of 300K SF or smaller. • The average loan size of the office portfolio is $4.6 million with 49% of the portfolio under $1 million and 80% under $5 million. Notes: • All data represents CRE Investor balances, excluding purchase accounting marks and Construction as of September 30, 2024, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of September 30, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. Central Business District (CBD): Office + Construction $'millions Balance % of Total WA LTV WA DSCR Credit Tenant 43 37.2% 60.3 1.86 General Office 32 28.0% 48.6 2.49 Life Sciences & Medical 40 34.8% 80.6 1.37 CBD - Office & Construction 116 100.0% 64.1 1.86 In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc). CRE Investor Owned: Office + Construction CBD Bifurcation $'millions Balance % of Total % of CBD MA 44 2.5% 37.6% NJ 43 2.5% 37.2% PA 22 1.3% 19.1% NY 7 0.4% 6.0% Central Business District 116 6.7% 100.0% Non Central Business District 1,622 93.3% Office + Construction 1,738 100.0% CRE Investor Owned: Office + Construction $'millions Balance % of Office % of Total Loans WA LTV WA DSCR General Office 533 49.5% 5.3% 51.9 1.84 Life Sciences & Medical 284 26.4% 2.8% 56.8 1.81 Credit Tenant 260 24.1% 2.6% 67.1 1.51 Office 1,076 100.0% 10.7% 56.8 1.75 Construction (all property segments) 662 6.6% Office + Construction 1,738 17.3%

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic Northeast Outperforms Through Credit Cycles… 24 ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 15 bps during the Global Financial Crisis compared to 50 bps for other regions. In Q2-24, median NCOs / average assets totaled 1 bp for Northeastern banks versus 5 bps for other regions Source: SNL Financial. Multiple of Northeast GFC Peak NCOs 1.3x 1.7x 2.6x 6.0x3.4x 0.24% 0.32% 0.40% 0.63% 0.80% 1.43% Northeast Southwest Mid Atlantic Midwest Southeast West 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets Q2’24 NCOs Southeast 0.09% Southwest 0.07% Midwest 0.05% Mid Atlantic 0.05% West 0.05% Northeast 0.01%

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 25 ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions Source: SNL Financial. GFC Peak CRE NCOs 1.4x 1.7x 3.3x 6.2x4.2x 0.03% 0.04% 0.04% 0.09% 0.11% 0.16% Northeast Southwest Mid Atlantic Southeast Midwest West Multiple of Northeast 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets

. . .Non-GAAP Reconciliations (1 of 2) Non-GAAP Reconciliation For the Three Months Ended $'000 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Core Earnings: Net income available to common stockholders (GAAP) 24,112 23,369 27,663 26,678 19,663 Add (less) non-recurring and non-core items: Net gain on equity investments (1,420) (887) (1,923) (2,176) (1,452) Net gain on sale of trust business (1,438) - (1,162) - - FDIC special assessment - - 418 1,663 - Merger related expenses 1,669 - - - - Income tax expense on items 270 188 642 129 351 Core earnings (Non-GAAP) 23,193 22,670 25,638 26,294 18,562 Income tax expense 7,464 7,082 10,637 8,591 6,459 Provision for credit losses 517 3,114 591 3,153 10,283 Less: income tax expense on non-core items 270 188 642 129 351 Core earnings PTPP (Non-GAAP) 30,904 32,678 36,224 37,909 34,953 Core earnings diluted earnings per share 0.39 0.39 0.44 0.45 0.32 Core earnings PTPP diluted earnings per share 0.53 0.56 0.62 0.65 0.59 Core Ratios (Annualized): Return on average assets 0.69 0.68 0.76 0.77 0.54 Return on average tangible stockholders' equity 7.85 7.86 8.91 9.20 6.54 Return on average tangible common equity 8.24 8.26 9.36 9.67 6.88 Efficiency ratio 66.00 63.47 61.05 60.02 64.29

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Tangible Equity Total stockholders' equity 1,694,508 1,676,669 1,665,837 1,661,945 1,637,604 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 7,056 7,859 8,669 9,513 10,489 Tangible stockholders' equity 1,181,306 1,162,664 1,151,022 1,146,286 1,120,969 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,125,779 1,107,137 1,095,495 1,090,759 1,065,442 Tangible Assets Total Assets 13,488,483 13,321,755 13,418,978 13,538,253 13,498,183 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 7,056 7,859 8,669 9,513 10,489 Tangible assets 12,975,281 12,807,750 12,904,163 13,022,594 12,981,548